Exhibit 99.2

COVID - 19 EXPOSURE Q2 2020

This document contains, and future oral and written statements of QCR Holdings, Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial c ond ition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based u pon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally ide ntifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annual ize ,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward - looking statem ents, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future ev ent s. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ mate ria lly from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national a nd international economies (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant rene got iation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats and attacks, wid esp read disease or pandemics (including the COVID - 19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of local, state and national governments to any such adverse external events; (i ii) changes in accounting policies and practices (including the new current expected credit loss (CECL) impairment standards, that will change how the Com pany estimates credit losses when implemented); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the abi lity to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to real ize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or e mpl oyees; (x) changes in consumer spending; and (xi) unexpected outcomes of existing or new litigation involving the Company. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional infor mation concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is i ncl uded in the Company’s filings with the Securities and Exchange Commission. FORWARD - LOOKING STATEMENTS

• QCRH has transitioned employees back to the office as needed, with some continuing to work from home. • Most locations re - opened lobbies with social distancing measures in place • Protective barriers installed at all locations • Face masks provided to all employees for use when social distancing is not an option • Traffic in lobbies remains lower than usual, but steady • Use of drive - up windows and online activity higher on average vs. pre - pandemic • Business travel, large events and in - person meetings remain on hold. RESPONSE Client and Employee Safety Measures 3

PPP & LRP Participation

Paycheck Protection Program (PPP) QCRH experienced robust client participation in the PPP. As of June 30: • Total number of PPP loans: 1,655 • Total dollar amount: $ 358MM This total includes the acquisition of new , highly desired clients in our existing markets: • Number of new client loans: 309 (19% of total PPP loans) • Total of new client loans: $63MM Client Participation in the Paycheck Protection Program (PPP) PPP 5 PPP Loan Size # of Loans Total ($MM) Average Loan Size <$350K 1421 $113MM $79K $350K - $2MM 206 $158MM $768K >$2MM 28 $87MM $3MM TOTAL 1,655 $358MM $216K

Supporting our Clients | QCRH Loan Relief Program Round 1 The QCRH LRP offered immediate payment relief to consumer and small business loan clients. • Offered 3 months of loan payment deferrals • Improved cash flow for clients without penalty Bank LRP participation, as of June 30: • Total number of loans: 1,466 • Total dollar amount: $ 491MM • Percentage of QCRH total loan portfolio: 11.86% M2 Lease Funds LRP participation, as of June 30: • Total number of loans/leases: 935 • Total dollar amount: $53MM • Percentage of QCRH total loan portfolio: 1.2% QCRH Loan Relief Program (LRP) LOAN RELIEF 6

LOAN RELIEF A breakdown of the industries participating in the LRP in Round 1: Industry Amount % of Loans in Industry Segment % of Total Loans All Investment Real Estate $250MM 17% 6.04% Retail (Including $24MM Automotive) $75MM 32% 1.81% Consumer $41MM 12% 0.99% Hotels $38MM 44% 0.92% Health Care and Social Assistance $21MM 8% 0.51% Construction $10MM 3% 0.24% Other Services $10MM 10% 0.24% Arts, Entertainment and Recreation $9MM 28% 0.22% Restaurants (Limited & Full Service) $8MM 20% 0.19% Manufacturing $5MM 4% 0.12% Management of Companies and Enterprises $5MM 4% 0.12% All Other $19MM N/A 0.46% TOTAL $491MM N/A 11.86% Bank Loan Relief Program (LRP) by Industry 7

Supporting our Clients | QCRH Loan Relief Program As of July 24, we have had limited requests for a second deferral from clients. 5.4% of clients who participated in the first round have requested a second deferral. Bank LRP participation – Round 2: • Total number of loans: 14 • Total dollar amount: $28MM • Percentage of QCRH total loan portfolio: 0.68% M2 LRP participation – Round 2: • Total number of loans/leases: 115 • Total dollar amount: $10MM • Percentage of QCRH total loan portfolio: 0.24% QCRH Loan Relief Program (LRP) – Round 2 LOAN RELIEF 8

Industry Concentration Disclosures

PRIMARY The following industries were deemed higher risk in our commercial loan portfolio due to the COVID - 19 pandemic. As of June 30: Industry Amount % of Total Loans Hotels $87MM 2.10% Restaurants $41MM 0.99% Entertainment $31MM 0.75% Aviation $0MM 0.00% Energy $0MM 0.00% TOTAL $159MM 3.84% Primary Industry Concentration Overview 10

Hotel Exposure As of June 30, QCRH hotel exposure was $87MM, or 2.10% of total loans. Overview in Our Markets • Hotels generally have seen improvement; occupancy ranging from 35% to 45% as some youth sports activities have resumed • Our portfolio has little reliance on conventions or large events • Majority of hotels are top franchises with experienced operators Hotel Exposure HOTEL 11 Hotel Exposure Loan Type # of Loans Amount % of Total Loans National Upscale/Luxury (3 with conference centers) 11 $46MM 1.11% National Midscale/Economy 21 $33MM 0.80% Independent 1 $8MM 0.19% TOTAL 33 $87MM 2.10%

Hotel Exposure As of June 30, QCRH full and limited - service restaurant exposure was $41MM, or 0.99% of total loans. Overview in Our Markets • Most restaurants have limited seating and continue to focus on carry out or drive - thru • Many restaurants with carry out and drive - thrus are performing very well, some even better than before the pandemic • Some operators have reduced the size of their staff to match reduced demand Restaurant Exposure RESTAURANT 12 Restaurant Exposure Loan Type # of Loans Amount % of Total Loans Full - Service 81 $18MM 0.43% Limited - Service 65 $23MM 0.56% TOTAL 146 $41MM 0.99%

Entertainment Exposure As of June 30 , QCRH arts & entertainment exposure was $30MM, or 0.72% of total loans. Overview in Our Markets • Golf courses have experienced minimal impact • Recreation centers are open with restrictions • Many entertainment businesses have introduced online offerings, virtual tours and streaming services Arts & Entertainment Exposure ENTERTAINMENT 13 Entertainment Exposure Loan Type # of Loans Amount % of Total Loans Amusement, Gambling, Recreation Industries 90 $26MM 0.63% Performing Arts, Spectator Sports & Related 31 $3MM 0.07% Museums, Historical Sites & Related 12 $2MM 0.05% TOTAL 133 $31MM 0.75%

SECONDARY Secondary Industry Concentration | Retail As of June 30 , QCRH retail exposure was $236MM, or 5.70% of total loans. 14 Overview in Our Markets • Retail sales jumped 17.7% in May from a month earlier, much better than expected • General retail activity is starting to return • Automotive/truck/RV sales and repair performing very well and better than anticipated • Food and beverage industry continues to be very strong Retail Amount % of Total Loans Retail Investment CRE $144MM 3.47% C&I Retail $45MM 1.09% Retail Owner Occupied CRE $26MM 0.63% Other $21MM 0.51% TOTAL $236MM 5.70%

SECONDARY Secondary Industry Concentration | Retail Investment Commercial Real Estate As of June 30 , QCRH retail investment commercial real estate exposure was $144MM, or 3.47% of total loans. 15 Retail Investment Commercial Real Estate Number of Loans Amount % of Total Loans Multi - Tenant 77 $103MM 2.49% Single - Tenant 36 $37MM 0.89% Mall 1 $4MM 0.09% TOTAL 114 $144MM 3.47%

Secondary Industry Concentration | Retail CRE Non - Owner Occupied 77 Multi - tenant properties with exposure of $103MM or 2.49% of total loans. Tenant Type Number of Loans Amount % of Total Loans Mixed 44 $64MM 1.55% National 12 $26MM 0.63% Independent 15 $10MM 0.24% Regional 6 $3MM 0.07% TOTAL 77 $103MM 2.49% Tenant Type Number of Loans Amount % of Total Loans National 11 $20MM 0.48% Independent 21 $13MM 0.31% Regional 4 $4MM 0.10% TOTAL 36 $37MM 0.89% 16 SECONDARY 36 Single - tenant properties with exposure of $37MM or 0.89% of total loans. Secondary Industry Concentration | Retail Investment Commercial Real Estate 16